MACQUARIE LARGE CAP VALUE PORTFOLIO

100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

IMPORTANT SHAREHOLDER INFORMATION

This Prospectus/Proxy Statement is being provided to you in conjunction with a Special Meeting of Shareholders for Macquarie Large Cap Value Portfolio (Acquired Fund) scheduled for Sept. 3, 2021 at 11:30am Eastern Time. The Prospectus/Proxy Statement discusses proposals to reorganize the Acquired Fund with and into Delaware Value® Fund (Acquiring Fund), as follows (Reorganization):

Acquired Fund	Acquiring Fund
Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust	Delaware Value Fund, a series of Delaware Group® Equity Funds II

The Prospectus/Proxy Statement discusses the Reorganization and provides you with information that you should consider. The investment objectives, strategies, and risks of the Acquired Fund are similar, but also differ in certain respects, from those of the Acquiring Fund. The enclosed Prospectus/Proxy Statement provides important information regarding such differences, as well as similarities, that shareholders should consider in determining whether an investment in the Acquiring Fund is appropriate for them. The Board of Trustees of Delaware Pooled Trust (the Acquired Trust) approved the Reorganization and concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders.

Shareholders may redeem their shares of the Acquired Fund at any time prior to the closing of the Reorganization (or shares of the Acquiring Fund received as part of the Reorganization).

These materials also include a proxy card, which is, in essence, a ballot. If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us. If you simply sign and return your proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the Reorganization of the Acquired Fund, which is in accordance with the recommendation of the Acquired Trust’s Board of Trustees.

We urge you to review carefully the Reorganization proposal in the Prospectus/Proxy Statement. Then, fill out the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxy cards promptly, additional costs of having to conduct additional solicitation or mailings may be avoided. If you have any questions or would like to quickly vote your shares, call Di Costa Partners, our proxy solicitor, toll free at 833 892-6622.

MACQUARIE LARGE CAP VALUE PORTFOLIO

100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on Sept. 3, 2021

To the Shareholders of Macquarie Large Cap Value Portfolio:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Macquarie Large Cap Value Portfolio will be held via audio teleconference, on Sept. 3, 2021 at 11:30am Eastern time. The Meeting is being called for the following purposes:

1.           To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie Large Cap Value Portfolio and Delaware Value® Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Large Cap Value Portfolio by Delaware Value Fund in exchange solely for shares of Delaware Value Fund; (ii) the distribution of such shares to the shareholders of Macquarie Large Cap Value Portfolio; and (iii) the complete liquidation and dissolution of Macquarie Large Cap Value Portfolio.

2.           To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the terms of the proposed Reorganization of Macquarie Large Cap Value Portfolio with and into Delaware Value Fund is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on May 28, 2021 are entitled to notice of, and to vote at, the Meeting and any adjournment of the Meeting (Record Date).

Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of Macquarie Large Cap Value Portfolio shares as of the Record Date, please email our proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at the phone number provided below.

Whether or not you plan to attend the Meeting via audio teleconference, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Fund as of the close of business on May 28, 2021. You are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, or by visiting the Internet website listed on the enclosed proxy card. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, Di Costa Partners, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposals or how to vote, you may call Di Costa Partners at 833 892-6622 and a representative will assist you.

By Order of the Board of Trustees of
Delaware Pooled® Trust,

Shawn K. Lytle
President

Aug. 9, 2021

Important Notice Regarding the Availability of Proxy Materials for the Meeting:
The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus are available at http://www.eproxyaccess.com/mlcvp2021

PROSPECTUS/PROXY STATEMENT

TABLE OF CONTENTS

THE REORGANIZATION	3
What am I being asked to vote upon?	3
What is the Board’s recommendation regarding the Reorganization?	3
What will happen if shareholders approve the Plan?	3
What is the anticipated timing of the Reorganization?	3
What happens if a Reorganization is not approved?	3
How will shareholder voting be handled?	3
comparison of investment objectives, strategies, risks, AND investment restrictions	4
How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Fund compare against those of the Acquiring Fund?	4
What is the historical turnover of each of the Funds?	8
INFORMATION ABOUT THE FUNDS	8
What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?	8
How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?	9
What are the general tax consequences of the Reorganization?	10
Who manages the Funds?	10
How do the performance records of the Funds compare?	12
Where can I find more financial information about the Funds?	13
What are other key features of the Funds?	14
REASONS FOR THE REORGANIZATION	31
INFORMATION ABOUT THE REORGANIZATION AND THE PLAN	32
How will the Reorganization be carried out?	32
Who will pay the expenses of the Reorganization?	33
What are the tax consequences of the Reorganization?	33
What should I know about shares of the Acquired Fund and Acquiring Fund?	35
What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?	36
Do the Trustees and Officers own shares of the Funds?	37
Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?	37
VOTING INFORMATION	39
How many votes are necessary to approve the Plan?	39
How do I ensure my vote is accurately recorded?	40
May I revoke my proxy?	40
What other matters will be voted upon at the Meeting?	41
Who is entitled to vote?	41
How will proxies be solicited?	41
Are there dissenters’ rights?	42
MORE INFORMATION ABOUT THE FUNDS	42
EXHIBITS TO PROSPECTUS/PROXY STATEMENT	44
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MACQUARIE LARGE CAP VALUE PORTFOLIO

100 Independence, 610 Market Street
Philadelphia, Pennsylvania 19106-2354
800 523-1918

PROSPECTUS/PROXY STATEMENT

Dated Aug. 9, 2021

Acquisition of the Assets of:
MACQUARIE LARGE CAP VALUE PORTFOLIO (a series of Delaware Pooled® Trust)
By and in exchange for shares of:
DELAWARE VALUE® FUND (a series of Delaware Group® Equity Funds II)

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the Meeting) of Macquarie Large Cap Value Portfolio (the Acquired Fund), which is a series of Delaware Pooled Trust (Acquired Trust). At the Meeting, shareholders of the Acquired Fund will be asked to approve an Agreement and Plan of Reorganization (the Plan). The Meeting is being called for the following purposes:

1.           To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie Large Cap Value Portfolio and Delaware Value Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Large Cap Value Portfolio by Delaware Value Fund in exchange solely for shares of Delaware Value Fund; (ii) the distribution of such shares to the shareholders of Macquarie Large Cap Value Portfolio; and (iii) the complete liquidation and dissolution of Macquarie Large Cap Value Portfolio.

2.           To transact such other business as may properly come before the Meeting.

If the Acquired Fund’s shareholders vote to approve the Plan, substantially all of the assets of the Acquired Fund will be reorganized into Class R6 shares of the Delaware Value Fund (the Acquiring Fund), a series of Delaware Group Equity Funds II (the Acquiring Trust) (the Reorganization). The Acquired Fund and Acquiring Fund together are referred to as the “Funds.”

The Meeting will be held via audio teleconference on Sept. 3, 2021 at 11:30am Eastern time. The Board of Trustees of the Acquired Fund approved the Reorganization and concluded that the Reorganization is in the best interests of the Acquired Fund and its shareholders. The Board of Trustees the Acquired Fund is soliciting these proxies and has recommended that shareholders vote FOR the Reorganization. This Prospectus/Proxy Statement will first be sent to shareholders on or about Aug. 9, 2021.

If Acquired Fund shareholders vote to approve the Plan: (i) all of the property, assets, and goodwill (Assets) of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization. The Boards of Trustees of the Acquired Trust and the Acquiring Trust (each, a Board and together, the Boards) have approved the Plan and the Reorganization. Pursuant to the Plan, holders of shares of the Acquired Fund will receive the equivalent aggregate net asset value (NAV) of Class R6 shares of the Acquiring Fund. The Acquiring Fund will be the accounting survivor.

Each Fund is a diversified series of its respective trust. Delaware Management Company (DMC or the Manager), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) serves as the primary investment advisor for the Funds.

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This Prospectus/Proxy Statement sets forth the information that you should know about the Reorganization. You should retain this Prospectus/Proxy Statement for future reference. A Statement of Additional Information dated Aug. 9, 2021 (the Statement of Additional Information), relating to this Prospectus/Proxy Statement, contains additional information about the Acquiring Fund and the Reorganization, and has been filed with the U.S. Securities and Exchange Commission (the SEC) and is incorporated herein by reference.

The prospectus of the Acquiring Fund (the Acquiring Fund Prospectus) is intended to provide you with information about the Acquiring Fund. The combined prospectus of the Acquired Fund (the Acquired Fund Prospectus) provides additional information about the Acquired Fund and is incorporated herein by reference. Relevant information about the Acquired Fund Prospectus and Acquiring Fund Prospectus are as follows:

Acquired Fund Prospectus	Acquiring Fund Prospectus
Macquarie Large Cap Value Portfolio – dated Feb. 26, 2021 (1933 Act File No. 033-40991)	Delaware Value® Fund – dated March 30, 2021 (1933 Act File No. 002-13017)

You can request a free copy of the Acquired Fund Prospectus or Acquiring Fund Prospectus, or the Funds’ Statements of Additional Information (SAIs), Annual Reports, or Semiannual Reports. For requests relating to the Acquiring Fund, call 800 523-1918 or write to the Acquiring Fund c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (regular mail) or c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service). For requests relating to the Acquired Fund, call 800 231-8002 or write to the Acquired Fund at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Additional information about the Acquiring Fund can also be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

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THE REORGANIZATION

At a meeting held on May 26-27, 2021, the Boards, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (the 1940 Act)) (the Independent Trustees), on behalf of each of the Funds, considered the proposal to reorganize the Acquired Fund with and into the Acquiring Fund, and approved the Plan.

What am I being asked to vote upon?

Acquired Fund shareholders are being asked to vote to approve the Plan between the Acquired Fund and the Acquiring Fund, which provides that: (i) all of the property, assets, and goodwill (Assets) of the Acquired Fund will be acquired by the Acquiring Fund, and (ii) the Acquiring Trust, on behalf of the Acquiring Fund, will assume the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. According to the Plan, the Acquired Fund will be liquidated and dissolved following the Reorganization.

What are the Boards’ recommendation regarding the Reorganization?

The Funds’ investment manager, Delaware Management Company (DMC), recommended that the Boards approve the Reorganization. For the reasons set forth below under “Reasons for the Reorganization”, the Boards have unanimously determined that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund. The Board recommends that Acquired Fund shareholders vote FOR the Reorganization.

The Boards have concluded that the interests of the existing shares of the Acquired Fund and the existing shares of the Acquiring Fund will not be diluted as a result of the Reorganization. The Boards found that the Acquired Fund and Acquiring Fund have significant overlap in investment objectives, strategies, and risks; identical portfolio managers and service providers; and comparable fees and expenses. The Boards also considered DMC’s representation that the Acquiring Fund and the Acquired Fund have a high degree of portfolio holding overlap, which should minimize transaction costs due to the Reorganization.

In addition, the Board found that the increase in Acquiring Fund assets will result in increased economies of scale and lower operating expenses for shareholders, and that the reduced number of substantially similar funds would benefit distribution efforts. The Board also noted that the Reorganization will be effected on a tax-free basis.

What will happen if shareholders approve the Plan?

If approved by Acquired Fund shareholders, the Reorganization will result in your Acquired Fund shares being exchanged for Acquiring Fund shares equal in value (but having a different price per share) to your shares of the Acquired Fund. In particular, shareholders of the Acquired Fund will receive the equivalent aggregate NAV of Class R6 shares of the Acquiring Fund. This means that you will cease to be the Acquired Fund shareholder and will become the Acquiring Fund shareholder. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the Closing Date), which is currently anticipated to occur on or around Sept. 17, 2021. Shareholders of the Acquired Fund will not be assessed any sales charges for the exchange of their shares for Class R6 shares of the Acquiring Fund.

What is the anticipated timing of the Reorganization?

The Meeting is scheduled to occur on Sept. 3, 2021. If the necessary shareholder approval is obtained, the Reorganization will likely be completed on or around Sept. 17, 2021.

What are the costs of the Reorganization?

The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Proxy Statement, are anticipated to be approximately $85,000. These expenses will be split evenly between the Acquired Fund, Acquiring Fund, and DMC.

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What happens if the Reorganization is not approved?

If the Reorganization is not approved by the Acquired Fund’s shareholders or does not close for any other reason, such shareholders will remain shareholders of the Acquired Fund, and the Acquired Fund will continue to operate. The Acquired Fund Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the Acquired Fund.

How will shareholder voting be handled?

Shareholders who own shares of the Acquired Fund at the close of business on May 28, 2021 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold. Approval of the Reorganization requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the Acquired Fund; or (ii) 67% or more of the outstanding shares of the Acquired Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy (1940 Act Majority Vote). Di Costa Partners has been retained by the Acquired Fund to solicit, collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may cast your vote by completing, signing and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions if your account is eligible. If you vote by any of these methods, the persons appointed as proxies will officially cast your votes on your behalf at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting via audio teleconference.

Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted exclusively via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of May 28, 2021, please send an e-mail to the Fund’s proxy solicitor, Di Costa Partners, at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of May 28, 2021, and you want to participate in the Meeting, please e-mail Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of May 28, 2021 from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an email from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then email you the conference call dial-in information and instructions for voting during the Meeting. The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at 833 288-9332.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

comparison of investment objectives, strategies, risks, AND investment restrictions

How do the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Fund compare against those of the Acquiring Fund?

This section will help you compare the investment objectives, principal strategies, principal risks, and fundamental investment restrictions of the Acquired Fund and the Acquiring Fund. More complete information may be found in the Funds’ Prospectuses and SAIs. For a complete description of the Acquiring Fund’s investment objectives, strategies, and risks, you should read the Acquiring Fund Prospectus.

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Investment Objectives. The Acquired Fund and Acquiring Fund have identical principal investment objectives, as described in each of their Prospectuses, and included below.

Macquarie Large Cap Value Portfolio (Acquired Fund)	Delaware Value® Fund (Acquiring Fund)
What is the Fund’s investment objective? Macquarie Large Cap Value Portfolio seeks long-term capital appreciation.	What is the Fund’s investment objective? Delaware Value Fund seeks long-term capital appreciation.

Principal Investment Strategies. The Acquired Fund and Acquiring Fund have similar, but not identical, principal investment strategies, as described in each of their Prospectuses, and included below.

Each Fund is classified as “diversified” under applicable federal law and neither Fund will concentrate its investments in any one industry.

The investment strategies of the Funds are nearly identical.

Under normal circumstances, each Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies. This is a nonfundamental investment policy for both Funds and may be changed without prior shareholder approval.

Both Funds allocate their investments principally among securities of large-capitalization companies, which are defined as those with market capitalizations of $5 billion or greater at the time of purchase, that the Manager believes have long-term capital appreciation potential. For each Fund, the Manager follows a value-oriented investment philosophy in selecting stocks using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector.

Each Fund may invest in foreign investments markets up to 20% of their net assets. In addition, both Funds may invest up to 10% of net assets in real estate investment trusts (REITs). Each Fund may also invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.”

While each Fund may invest in short-term debt instruments, the Acquired Fund may use short-term debt investments to achieve its investment objective, whereas the Acquiring Fund may only use short-term debt as temporary defensive investments. In addition, the Acquiring Fund may invest up to 10% of its total assets in time deposits maturing from two Business Days through seven calendar days, whereas the Acquiring Fund has no such limitation.

Both Funds may use a wide range of derivatives instruments, typically including options, futures contracts, options on futures contracts, and swaps. Both Funds use derivatives for both hedging and nonhedging purposes. The Funds do not use derivatives for reasons inconsistent with their investment objectives.

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Macquarie Large Cap Value Portfolio (Acquired Fund)	Delaware Value® Fund (Acquiring Fund)

What are the Fund’s principal investment strategies?

The Portfolio invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. The Manager follows a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earning prospects and dividend yield; the financial condition of the issuer; and various qualitative factors. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash-flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis.

Under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of large-capitalization companies (80% Policy). The Portfolio’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the US economy, the condition of non-US economies, and changes in the condition and outlook in the issuer’s industry sector.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies (the 80% policy). The Fund invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Manager currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any change.

Principal Investment Risks. Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in a Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. Each Fund’s principal risks, as listed in their Prospectuses, are included below.

The principal investment risks for the Acquired Fund and Acquiring Fund are similar in some ways, but also differ in certain respects. Both Funds are subject to market risk, liquidity risk, IBOR risk, and active management and selection risk. The Acquired fund is also subject to foreign risk. Meanwhile, the Acquiring Fund is subject to limited number of securities risk, government and regulator risk, and industry and sector risk. Even

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though the Acquired Fund and Acquiring Fund share many of the same types of risks, the degree of such risks may vary. Each Fund’s relative risk/return profile cannot be determined by the following descriptions and comparison alone. However, the Acquired Fund and Acquiring Fund share a similar risk/return profile.

Acquired Fund	Acquiring Fund
Market risk	Market risk
Foreign risk
Liquidity risk	Liquidity risk
Limited number of securities risk
Government and regulatory risk
Industry and sector risk
IBOR risk	IBOR risk
Active management and selection risk	Active management and selection risk

Market risk. (Acquired Fund and Acquiring Fund) The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk. (Acquired Fund) The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Limited number of securities risk. (Acquiring Fund) The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk. (Acquired Fund and Acquiring Fund) The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk. (Acquiring Fund) The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Industry and sector risk. (Acquiring Fund) The risk that the value of securities in a particular industry or sector will decline because of changing expectations for the performance of that industry or sector.

IBOR risk. (Acquired Fund and Acquiring Fund) The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk. (Acquired Fund and Acquiring Fund) The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

Fundamental Investment Restrictions. The Acquired Fund and Acquiring Fund have similar, but not identical fundamental investment restrictions as described in each of their Statement of Additional Information and included below. Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of a Fund’s outstanding shares, which is a vote by the holders of the lesser of (i) 67% or

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more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Each Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or [in] tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers [which/that] invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

The Funds’ fundamental investment restriction on making loans differs. The Acquired Fund shall not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests. Meanwhile, the Acquiring Fund shall not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

What is the historical turnover of each of the Funds?

The following tables show each Fund’s portfolio turnover rates for the past three fiscal years:

Acquired Fund	Fiscal Year Ended 10/31/20	Fiscal Year Ended 10/31/19	Fiscal Year Ended 10/31/18
Macquarie Large Cap Value Portfolio	24%	23%	16%

Acquiring Fund	Fiscal Year Ended 11/30/20	Fiscal Year Ended 11/30/19	Fiscal Year Ended 11/30/18
Delaware Value® Fund	25%	16%	20%

The alignment of portfolio securities in the Acquiring Fund following the Reorganization may increase portfolio turnover for the Acquiring Fund, which may generate additional costs associated with portfolio turnover. While the Reorganization will be structured as a tax-free reorganization, the repositioning of a combined portfolio may result in capital gains due to the realignment of the combined portfolio in keeping with the Acquiring Fund’s investment strategy and policies.

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INFORMATION ABOUT THE FUNDS

What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, followed by those anticipated to be charged by the Acquiring Fund shares after the Reorganization. The operating expenses shown for the Funds are based on expenses incurred as of the dates listed below:

Shareholder Fees (fees paid directly from your investment)			Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Maximum Sales Charge (Load) Imposed on Purchases	Maximum Deferred Sales Charge (Load)	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Recoupments	Total Annual Operating Expenses After Fee Waivers, Expense Reimbursements and/or Recoupments

Macquarie Large Cap Value Portfolio as of Feb. 26, 2021
Portfolio Class	None	None	0.55%	None	0.29%	None	0.84%	(0.14%)[1]	None	0.70%

Delaware Value® Fund as of Mar. 30, 2021
Class R6	None	None	0.52%	None	0.06%[2]	0.00%	0.58%	None	None	0.58%

Pro Forma Delaware Value Fund as of Sep. 17, 2021
Class R6	None	None	0.52%	None	0.06%	None	0.58%	None	None	0.58%

[1]	The Acquired Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual Acquired Fund operating expenses from exceeding 0.70% of the Acquired Fund’s average daily net assets from Feb. 26, 2021 through March 1, 2022. These waivers and reimbursements may only be terminated by agreement of the Manager and the Acquired Fund.
[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the Acquiring Fund’s Prospectus entitled “Choosing a share class.”

It is anticipated that Acquired Fund shareholders will experience a decrease in total annual fund operating expenses as a result of the Reorganization. The Manager has committed to monitor the Acquiring Fund’s total annual operating expenses after the Reorganization to ensure that Acquired Fund shareholders do not experience an increase in total annual operating expenses in the first year of the Reorganization.

How can I compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class?

The examples below are intended to help you compare the costs of investing in Acquired Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Reorganization.

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The examples assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the examples assume that your investment has a 5% return each year and reflect the Manager’s applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Any investment advisory fee waiver for the Acquiring Fund after the Reorganization is only reflected in the examples through the waiver period. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$72	$254	$452	$1,024
Acquiring Fund – Class R6	$59	$186	$324	$726
Pro forma Acquiring Fund – Class R6 (after the Reorganization)	$59	$186	$324	$726

What are the general tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes and the delivery of a legal opinion to that effect is a condition of closing of the Reorganization (although there can be no assurance that the Internal Revenue Service (IRS) will adopt a similar position). This means that, subject to the limited exceptions described below under the heading “What are the tax consequences of the Reorganization,” Acquiring Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of the exchange of all of their Acquired Fund shares for Acquiring Fund shares pursuant to the Reorganization. Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the distribution(s) and Reorganization in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only. For more information, please see the section “What are the tax consequences of the Reorganization” below.

Who manages the Funds?

The Funds’ investment manager is DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of March 31, 2021, $187.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds’ business affairs, and provides daily administrative services.

For each Fund, the Manager’s fee is based on a percentage of average net assets as described further in the Fund’s SAI. For its services to the Acquiring Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of average daily net assets during the last fiscal year, as follows:

Fund	Aggregate Fee
Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust	0.41%
Delaware Value® Fund, a series of Delaware Group® Equity Funds II	0.52%

For the Acquiring Fund, the Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL for the Acquiring Fund. This differs from the Acquired Fund, which does not utilize any sub-advisors.

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A discussion of the basis for the Board’s approval of the Acquired Fund’s investment advisory contract is available in the Acquired Fund’s annual report to shareholders for the fiscal year ended Oct. 31, 2020. A discussion of the basis for the Board’s approval of the Acquiring Fund’s investment advisory contract is available in the Acquiring Fund’s annual report to shareholders for the fiscal year ended Nov. 30, 2020.

Portfolio Managers of the Funds

The Acquired Fund and Acquiring Fund share the same portfolio managers, Nikhil G. Lalvani, Robert A. Vogel Jr., Kristen E. Bartholdson, and Erin Ksenak. Mr. Lalvani, Mr. Vogel, Ms. Bartholdson, and Ms. Ksenak are primarily responsible for the day-to-day management of the Acquired Fund and the Acquiring Fund.

Nikhil G. Lalvani, CFA, Managing Director, Senior Portfolio Manager, Team Leader. Mr. Lalvani has managed both the Acquired Fund and the Acquiring Fund since Oct. 2006.

Robert A. Vogel Jr., CFA, Managing Director, Senior Portfolio Manager. Mr. Vogel has managed the Acquired Fund since April 2006 and has managed the Acquiring Fund since July 2004.

Kristen E. Bartholdson, Managing Director, Senior Portfolio Manager. Ms. Bartholdson has managed both the Acquired Fund and the Acquiring Fund since Dec. 2008.

Erin Ksenak, Senior Vice President, Portfolio Manager. Ms. Ksenak has managed both the Acquired Fund and the Acquiring Fund since Dec. 2020.

The Acquiring Fund’s portfolio managers will continue to manage the Acquiring Fund after the Reorganization.

The SAIs for the Funds provide additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares. For information on how to obtain a copy of the SAIs for the Funds, please see the section entitled, “More Information about the Funds.”

Manager of Managers Structure

The Funds and the Manager have received an exemptive order from the SEC to operate under a manager of managers structure that permits the Manager, with the approval of the Funds’ Boards, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Boards, for overseeing the Funds’ sub-advisors and recommending to the Boards their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

How do the performance records of the Funds compare?

The bar charts and tables below provide some indication of the risks of investing in the Funds by showing changes in each Fund’s performance from year to year and by showing how each Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. Each Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Acquired Fund’s most recently available month-end performance by calling 800 231-8002 or by visiting our website at macquarieim.com/mip and the Acquiring Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

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Acquired Fund

Acquired Fund

Year-by-year total return (Macquarie Large Cap Value Portfolio)

During the periods illustrated in this bar chart, the Acquired Fund’s highest quarterly return was 15.38% for the quarter ended June 30, 2020, and its lowest quarterly return was -26.63% for the quarter ended March 31, 2020.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years
Return before taxes	0.06%	8.81%	11.36%
Return after taxes on distributions	-0.41%	5.24%	9.03%
Return after taxes on distributions and sale of Portfolio shares	0.36%	6.69%	9.18%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	9.74%	10.50%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Portfolio’s lifetime and do not reflect the impact of state and local taxes.

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Acquiring Fund

Acquiring Fund
Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.32% for the quarter ended June 30, 2020, and its lowest quarterly return was -26.71% for the quarter ended March 31, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2020

	1 year	5 years	10 years or lifetime
Class A return before taxes	-5.87%	7.26%	10.24%
Class A return after taxes on distributions	-6.48%	6.27%	9.52%
Class A return after taxes on distributions and sale of Fund shares	-3.16%	5.57%	8.35%
Class C return before taxes	-1.85%	7.72%	10.06%
Class R return before taxes	-0.36%	8.26%	10.61%
Institutional Class return before taxes	0.16%	8.81%	11.16%
Class R6 return before taxes (lifetime 5/2/16–12/31/20)	0.22%	n/a	8.30%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	2.80%	9.74%	10.50%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Where can I find more financial information about the Funds?

Each Fund’s Annual Report contains a discussion of their performance during their most recent fiscal year and shows per share information for each of the previous five fiscal years. These documents, and the Funds’ most recent Semiannual Reports are available upon request. (See “More Information about the Funds”).

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What are other key features of the Funds?

Investment Advisory Fees. DMC is the investment advisor of each Fund. DMC has entered into identical investment advisory agreements relating to each Fund. The investment advisory fees as a percentage of each Fund’s average daily net assets are set forth below:

Acquired Fund Investment Advisory Fee	Acquiring Fund Investment Advisory Fee
0.55%	0.65% on the first $500 million 0.60% from $500 million to $1 billion 0.55% from $1 billion to $2.5 billion 0.50% of the average daily net assets in excess of $2.5 billion

It is anticipated that if asset levels of the Funds remain relatively stable, upon the Reorganization, the Acquiring Fund will remain at the same investment advisory fee breakpoint and Acquired Fund shareholders will experience a reduction in investment advisory fees (without waivers) upon the Reorganization. As of March 31, 2021, the Acquired Fund had approximately $49.3 million in assets and the Acquiring Fund had approximately $11.0 billion in assets.

Distribution Services.  Delaware Distributors, L.P. (the Distributor), 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds’ shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for Delaware Value® Fund Class A, Class C, and Class R shares under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See each Fund’s Prospectus for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor, or the Trust. The Distributor also serves as the national distributor for the other Delaware Funds. The Boards annually review fees paid to the Distributor.

Rule 12b-1 Plans. Macquarie Large Cap Value Portfolio does not assess a 12b-1 fee. Delaware Value Fund does not assess 12b-1 fees for Class R6 shares. Delaware Value Fund has adopted a distribution plan under Rule 12b-1 (the Rule 12b-1 Plan) of the 1940 Act for the Fund’s Class A, Class C, and Class R shares. Please refer to the “Purchasing Shares” section in the Fund’s SAI for additional information.

Purchase, Exchange and Redemption Procedures. There are differences between the Acquired Fund’s and Acquiring Fund’s procedures with regard to the purchase, exchange, and redemption of Fund shares. You may refer to the Acquired Fund Prospectus under the sections entitled “Information about the purchase and redemption of portfolio shares, taxes, and payments to intermediaries”, “How to Purchase Shares”, “How to Purchase Shares – Redemption of Shares” and “Shareholder Services – Exchange Privilege” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of Acquired Fund shares. You may refer to the Acquiring Fund Prospectus under the sections entitled “How to buy shares”, “How to redeem shares”, and “Investor services – Exchange of shares” for the purchase, redemption, and exchange procedures applicable to the purchases, redemptions, and exchanges of Acquiring Fund shares.

You may purchase or redeem shares of the Funds on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares of the Acquired Fund may be purchased or redeemed: by regular mail (c/o Macquarie Institutional Portfolios, Attn: Client Services Support Team, 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); by telephone to your Client Services Representative at 800 231-8002; or by wire. Shares of the Acquired Fund may be purchased or redeemed in kind. Shares of the Acquiring Fund may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds® by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

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Minimum Investments. The minimum initial investment for a shareholder of the Acquired Fund is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in a Portfolio of Macquarie Institutional Portfolios where the aggregate minimum initial investment for the Trust has been satisfied. Certain types of shareholders may invest in the Acquired Fund without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Acquired Fund seeking to invest in Portfolios they manage, may invest in the Portfolios without meeting the minimum initial investment of $1 million.

For Class R6 shares of the Acquiring Fund (except those shares purchased through an automatic investment plan), there is typically no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Investing in the Funds. For the Acquired Fund, there is only one class of shares. Acquired Fund Shares are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges.

For the Acquiring Fund, you can choose from a number of share classes. Because each share class of the Acquiring Fund has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the financial intermediary) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the Acquiring Fund’s SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in the Acquiring Fund Prospectus for information provided to the Acquiring Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Acquiring Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in the Acquiring Fund Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Acquiring Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class. For the Acquired Fund, there is only one class of shares. For the Acquiring Fund, there are a number of share classes, although Acquired Fund shareholders will receive Class R6 shares in conjunction with the Reorganization. Each share class of the Acquiring Fund may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class R6:

•	Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.
•	Class R6 shares do not assess a 12b-1 fee.
•	Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.
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•	Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.
•	Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.
•	In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.
•	Class R6 shares may not be available through certain financial intermediaries.
•	In addition, you may have received Class R6 shares as the result of a merger or reorganization of a predecessor fund.

Payments to intermediaries.

Neither the Acquired Fund, nor the Acquiring Fund Class R6 shares, pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries. For the Acquired Fund and the Acquiring Fund, the Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Funds with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any fees (with respect to the Acquired Fund), distribution fees (with respect to the Acquiring Fund), service fees (with respect to the Acquiring Fund), subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

With respect to the Acquiring Fund, sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual

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funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you.

How to buy shares of the Acquired Fund.

Shares of the Acquired Fund are offered directly to institutions and high net worth individual investors at NAV with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Acquired Fund is a plan that represents that: (i) the decision to invest plan assets in or withdraw plan assets from the Acquired Fund will be made solely by a plan fiduciary, such as the plan’s board, without direction from or consultation with any plan participant; and (ii) the plan will make no more than three separate transactions during any given calendar quarter. During periods of market volatility Macquarie Institutional Portfolios may permit additional transactions on a case by case basis. The Acquired Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Acquired Fund shares, and therefore Macquarie Institutional Portfolios requires the above representations from any new defined contribution plan investors. The Manager reserves the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations. The Manager also reserves the right to reject any purchase order from any investor that engages in excessive trading or that follows a pattern of market timing.

The minimum initial investment for a shareholder is $1 million in the aggregate across all Portfolios of Macquarie Institutional Portfolios. There are no minimums for subsequent contributions in the Acquired Fund where the aggregate minimum initial investment for Macquarie Institutional Portfolios has been satisfied.

Certain types of shareholders may invest in the Acquired Fund without meeting the minimum initial investment of $1 million. Shareholders that have institutional accounts or invest in a collective trust managed by the Manager’s affiliate, Macquarie Investment Management Advisers, a series of Macquarie Investment Management Business Trust, and portfolio managers of the Acquired Fund seeking to invest in funds they manage, may invest in the Acquired Fund without meeting the minimum initial investment of $1 million. Macquarie Institutional Portfolios reserves the right to redeem a shareholder’s account in the event the value of the shareholder’s shares falls below $500,000 for reasons other than market reductions in net asset value.

You may buy shares at the Acquired Fund’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00pm Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by Macquarie Institutional Portfolios after (1) Macquarie Institutional Portfolios is notified by telephone, email, facsimile, or other means acceptable to the Trust of your purchase order and (2) Federal Funds have been delivered to Macquarie Institutional Portfolios’ agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, Macquarie Institutional Portfolios’ service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on Macquarie Institutional Portfolios’ behalf. For purposes of pricing, a purchase order will be deemed to be accepted by Macquarie Institutional Portfolios when such authorized agent accepts the order on behalf of Macquarie Institutional Portfolios pursuant to the terms of the agent’s agreement. Among other things, there are certain terms in the agreement that give Macquarie Institutional Portfolios assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. The Manager reserves the right to reject any purchase order.

Purchases of shares of the Acquired Fund should be made by having your bank wire Federal Funds to The Bank of New York Mellon as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

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• First, complete the Account Registration Form and send it via facsimile to 215 255-1162, email it to cssupportteam@macquarie.com, or mail it to:

Macquarie Institutional Portfolios
Attn: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

• Second, telephone the Trust at 800 231-8002 (or contact Macquarie Institutional Portfolios via email (cssupportteam@macquarie.com), facsimile, or other means acceptable to Macquarie Institutional Portfolios) and provide us with the account name, address, telephone number, Tax Identification Number, name of the Portfolio(s) selected, the amount being wired, and by which bank and which specific branch, if applicable. The Manager will provide you with a Macquarie Institutional Portfolios account number.

• Third, instruct your bank to wire the specified purchase amount of Federal Funds to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. The funds should be sent to the attention of Macquarie Institutional Portfolios (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you, and your account name). Federal Funds purchase orders will be accepted only on a day on which Macquarie Institutional Portfolios, the NYSE, The Bank of New York Mellon, and Macquarie Institutional Portfolios’ custodians are open for business.

You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

• First, notify Macquarie Institutional Portfolios of your impending purchase by calling us at 800 231-8002, or by contacting Macquarie Institutional Portfolios via email at cssupportteam@macquarie.com.

• Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to The Bank of New York Mellon.

Macquarie Institutional Portfolios, in its sole discretion, may permit investors to make an investment by a contribution of securities in kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Acquired Fund of the investor’s purchase order. Investors wishing to make an investment by a contribution of securities in kind should contact Macquarie Institutional Portfolios at 800 231-8002 to determine whether the Portfolio’s advisor will agree to accept the investor’s proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio’s NAV. See “Valuation of shares.” Under certain circumstances, Macquarie Institutional Portfolios may, at their sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate within Macquarie Investment Management to make investments in any of the Macquarie Institutional Portfolios by a contribution of securities in kind to such Portfolios.

Eligible investors may be required to make their investments in the Acquired Fund pursuant to instructions of Macquarie Institutional Portfolios, by a contribution of securities in kind to the Acquired Fund or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact Macquarie Institutional Portfolios would constitute 5% or more of the assets of the Acquired Fund may, under normal circumstances, be required to make purchases by tendering securities in which the Acquired Fund otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact Macquarie Institutional Portfolios whether their investment must be made in kind or by such other procedure and, if in kind, what securities must be tendered.

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How to buy shares of the Acquiring Fund.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail:

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Acquiring Fund does not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, does not constitute receipt by the Fund or its agent. Please note that the Fund reserves the right to reject any purchase.

By wire:

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange:

Acquired Fund: Shares of the Acquired Fund may be exchanged for shares of the other Portfolios of Macquarie Institutional Portfolios or the institutional class shares of the other Delaware Funds by Macquarie, based on the respective NAVs of the shares involved and as long as the relevant minimum purchase requirements is satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios of Macquarie Institutional Portfolios that are registered for sale in a shareholder’s state of residence. The Trust reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days’ written notice to client shareholders. The Trust reserves the right to reject any exchange order.

Acquiring Fund: You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

Calculating share price (Acquired Fund). You may buy shares at the Acquired Fund’s NAV per share, which is calculated as of the close of the NYSE regular trading hours (ordinarily 4:00pm Eastern time) every day the

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exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Acquired Trust. Except in the case of in-kind purchases and as described below, an order will be accepted by Macquarie Institutional Portfolios after (1) Macquarie Institutional Portfolios is notified by telephone, email, facsimile, or other means acceptable to the Acquired Trust of your purchase order and (2) Federal Funds have been delivered to Macquarie Institutional Portfolios’ agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following Business Day.

In addition, Macquarie Institutional Portfolios’ service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on Macquarie Institutional Portfolios’ behalf. For purposes of pricing, a purchase order will be deemed to be accepted by Macquarie Institutional Portfolios when such authorized agent accepts the order on behalf of Macquarie Institutional Portfolios pursuant to the terms of the agent’s agreement. Among other things, there are certain terms in the agreement that give Macquarie Institutional Portfolios assurances that the agent has received a purchase order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV. The Manager reserves the right to reject any purchase order.

Calculating share price (Acquiring Fund). The price you pay for Acquiring Fund shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will pay that day’s closing share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). The Acquiring Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Boards. For all other securities, we use methods approved by the Boards that are designed to price securities at their fair market values.

Fair valuation. When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. With respect to the Acquiring Fund, in determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

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The Boards have delegated responsibility for valuing the Funds’ assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Boards and is subject to the Boards’ oversight.

Retirement plans (Acquiring Fund). In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Acquiring Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds® by Macquarie Service Center at 800 523-1918.

Document delivery (Acquiring Fund). To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time, you may view current prospectuses and financial reports on our website.

Inactive accounts (Acquiring Fund). Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares. Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Funds may use lines of credit to meet redemption requests. With respect to the Acquiring Fund, availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

Redemption of Shares (Acquired Fund). You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. The Acquired Fund will redeem its shares at the NAV next determined after the request is received in “good order.” The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Acquired Fund. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

How to Redeem Acquired Fund Shares by Mail or Fax Message

“Good order” for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

• A letter of instruction must be sent to Macquarie Institutional Portfolios specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as they appear on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to Macquarie Institutional Portfolios as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Medallion signature guarantees will be required for certain types of transactions.*

• If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to Macquarie Institutional Portfolios at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, Macquarie Institutional Portfolios may require that a medallion signature guarantee accompany your request.* Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, Macquarie Institutional Portfolios will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling Macquarie Institutional Portfolios.

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Send your requests to:
Macquarie Institutional Portfolios
Attn: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
Fax Number: 215 255-1162

Please call Macquarie Institutional Portfolios at 800 231-8002 to inform the Client Services Support Team of your intent to send a facsimile message.

*Call the Acquired Trust for specific signature-guarantee requirements.

How to Redeem Acquired Fund Shares by Telephone

“Good order” for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

• If you have previously elected the telephone redemption option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling Macquarie Institutional Portfolios at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

• Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact Macquarie Institutional Portfolios for further details.

• In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

• Macquarie Institutional Portfolios’ telephone redemption privileges and procedures may be modified or terminated by the Acquired Fund only upon written notice to the Acquired Fund’s shareholders.

• To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Acquired Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under “How to redeem shares by mail or fax message.”

In addition, Macquarie Institutional Portfolios service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Portfolios’ behalf. For purposes of pricing, a redemption order will be deemed to be received in “good order” when such authorized agent accepts the order on behalf of the Acquired Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement that give the Acquired Fund assurances that the agent has received a redemption order before the close of the NYSE’s regular trading hours in order to receive that day’s NAV.

Acquired Fund Redemptions In Kind

Macquarie Institutional Portfolios, in its sole discretion, may permit shareholders to accept their redemption proceeds in kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in kind representing the value of their

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redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate a Portfolio’s NAV. See “Valuation of shares” above.

Institutions proposing to redeem an amount that, at the time they notify the Acquired Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of the Acquired Fund may, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in kind in portfolio securities, unless they elect another procedure that will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in kind of securities held by the Acquired Fund if Macquarie Institutional Portfolios determines that it would be detrimental to the best interests of the remaining Acquired Fund shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in kind. Macquarie Institutional Portfolios has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Acquired Fund are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Acquired Fund during any 90 day period for any one shareholder. Investors should contact Macquarie Institutional Portfolios at 800 231-8002 for further information.

Important Acquired Fund Redemption Information

Because the Acquired Fund’s shares are sold to institutions and high net worth individual investors with a relatively high investment minimum, Acquired Fund shareholders likely will hold a significant number of Acquired Fund shares. For this reason, Macquarie Institutional Portfolios requests that shareholders proposing to make a large redemption order give at least 10 days’ advance notice of any such order. This request can easily be satisfied by calling Macquarie Institutional Portfolios at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Acquired Trust, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three Business Days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. The Acquired Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Acquired Fund may also pay the redemption proceeds in whole or in part by a distribution in kind of securities held by the Acquired Fund in lieu of cash in conformity with applicable rules of the SEC.

Redemption of Shares (Acquiring Fund). When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

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If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds® by Macquarie Service Center

By mail:

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone:

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•	By check — Sent to your address of record, provided there has not been an address change in the last 30 days.
•	By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.
•	By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.
•	Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds® by Macquarie Service Center at 800 523-1918.

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Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts (Acquired Fund). Macquarie Institutional Portfolios reserves the right to redeem your shares in the Acquired Fund if the value of your holdings in that Acquired Fund is below $500,000. Macquarie Institutional Portfolios, however, will not redeem shares based solely upon market reductions in NAV. If Macquarie Institutional Portfolios intends to take such action, a shareholder will be notified and given 90 days to make an additional investment before the redemption is processed.

Low balance accounts (Acquiring Fund). For Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services (Acquired Fund). Macquarie Institutional Portfolios will provide client shareholders with the following information:

• Audited annual financial reports.

• Unaudited semiannual financial reports.

• Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results, and other pertinent data.

In addition, the portfolio managers may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Portfolios’ dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the NAVs for the Acquired Fund by calling this number. Written correspondence should be addressed to:

Macquarie Institutional Portfolios
Attention: Client Services Support Team
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354

Investor services (Acquiring Fund). To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

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Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations of Exchanges” section for more information. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this proxy statement/prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

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Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

Frequent trading of Fund shares (market timing and disruptive trading). The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Boards have adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds’ exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds’ market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds’ then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund’s shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds’ shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund’s shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund’s performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

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Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds’ market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds’ monitoring procedures to these omnibus accounts and to each participant in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Funds’ frequent trading policy with respect to an omnibus account, the Funds’ transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds’ transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Funds’ frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds’ transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Funds’ transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be

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able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Payments to broker/dealers and other financial intermediaries. If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends, Distributions and Taxes.

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually. Each Fund will distribute net realized capital gains, if any, at least annually, usually in December. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. The Manager automatically reinvests all dividends and any capital gains, unless you direct the Manager to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund Distributions. The Acquired Fund expects, based on its investment objectives and strategies, that its distributions, if any, generally will be taxable as ordinary income. The Acquiring Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. Because the income of the Funds is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates. Income derived from investments in derivatives, fixed income securities, US REITs, passive foreign investment companies, and income received “in lieu of” dividends in a securities lending transaction generally are not eligible for treatment as qualified dividend income.

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The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Fund Shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (covered shares). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at macquarieim.com as the information becomes available.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup Withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US Investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources, and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other Reporting and Withholding Requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may

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disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Certain management considerations

Investments by fund of funds and similar investment vehicles (Acquiring Fund)

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. Asset allocation models include the Delaware Funds® by Macquarie Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

Sales Charges. Class R6 shares of the Acquiring Fund are not subject to any sales charges. Acquired Fund shareholders will not pay any sales charges as a result of the Reorganization.

Broker-defined sales charge waiver policies (Acquiring Fund)

From time to time, shareholders purchasing Acquiring Fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Prospectuses or the SAIs. The broker-defined sales charge waiver policies for the Acquiring Fund are identical. For information concerning the Acquiring Fund’s broker-defined sales charge waiver policies, please see the Acquiring Fund’s Prospectus and SAI.

REASONS FOR THE REORGANIZATION

At a meeting of the Board of Trustees of the Trust held on May 26-27, 2021 (the Board Meeting), DMC recommended to the Board of each Trust, on behalf of its Acquired Fund and the Acquiring Fund, that they approve the Reorganization. DMC recommended the Reorganization because of the following factors, among others:

•	The Acquiring Fund and Acquired Fund share identical or similar investment objectives, and similar strategies, risks, and fundamental investment restrictions.
•	The Acquiring Fund and Acquired Fund have a high degree of portfolio holding overlap and the same portfolio management teams, which should minimize transaction costs due to the Reorganization;
•	The Acquiring Fund’s net expenses will largely remain the same following the Reorganization and the Reorganization will have the effect of reducing the net expense ratio for shareholders of the Acquired Fund.
•	The Acquiring Fund’s expense limitation agreements will remain in place for a minimum of twelve months following the Reorganization.
•	The reduced number of substantially similar Funds should benefit distribution efforts and shelf space eligibility.
•	The Reorganization will be effected on the basis of each Fund’s net asset value per share and will not result in the dilution of the interests of shareholders of any Fund.
•	The costs of the Reorganization will be borne equally by the Acquiring Fund, the Acquired Fund, and DMC.
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•	The Reorganization will be effected on a tax-free basis.

At the Board Meeting, the Board considered and approved the proposed Reorganization. The Independent Trustees were advised on this matter by their legal counsel. The Board received detailed information about: (1) the investment objectives, strategies, and policies of the Funds; (2) the portfolio management of the Funds; (3) current and future estimated fees and expenses of the Funds; (4) comparative short and long-term investment performance and risk-adjusted performance of the Funds; (5) comparative yield information for each Fund, as applicable; (6) scale benefits through management fee breakpoints and third-party distribution benefits for the Acquiring Fund; (7) the rationale for the Acquiring Fund as the most optimal fit for the Acquired Fund to reorganize into; (8) allocation of Reorganization expenses; (9) federal income tax consequences of the Reorganization for the Funds’ shareholders; and (10) the general characteristics of the Funds.

The Board also considered alternatives to the Reorganization, such as the liquidation of the Acquired Fund. In this instance, the Acquired Fund would pay for the cost of liquidation and shareholders would potentially be subject to increased tax liability. After reviewing the investment strategy and policies of other series within the complex, DMC concluded that the Acquiring Fund was the best merger candidate for the Acquired Fund due to its similar type of investment strategy, identical portfolio management team, and similar risk profile. The Board also considered that a merger with the Acquiring Fund would benefit the Acquired Fund’s shareholders since they will be invested in a larger fund with greater potential to grow its assets.

In considering approval of the Reorganization, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the above-mentioned factors and reached the following conclusions with respect to their recommendations to the Board.

Based upon their evaluation of the relevant information presented to them, the Board of each Trust, on behalf of its applicable Fund, including a majority of the Independent Trustees of each, determined that the Reorganization would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Reorganization.

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Plan. For more information on the Plan, you should read the Form of Agreement and Plan of Reorganization, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

How will the Reorganization be carried out?

The Reorganization will take place after the parties to the Plan satisfy various conditions. On the Closing Date, the Acquired Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume all obligations and liabilities not discharged by the Acquired Fund, including all liabilities relating to operations prior to the closing of the Reorganization. In exchange, the Acquired Trust, on behalf of the Acquired Fund, will receive Acquiring Fund shares to be distributed pro rata to the Acquired Fund’s shareholders. The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (NYSE) (normally 4:00pm, Eastern Time) on the last business day prior to the Closing Date (the Valuation Date). The value of the Acquired Fund’s net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective Prospectus and SAI.

The stock transfer books of the Acquired Fund will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Acquired Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the related Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Boards. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date as follows: (1) by mutual

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consent of the related Trusts; (2) by an Acquiring Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquired Trust or waived by the Acquiring Trust; or (3) by an Acquired Trust if any condition precedent to its obligations set forth in the Plan has not been fulfilled by the Acquiring Trust or waived by the Acquired Trust.

Who will pay the expenses of the Reorganization?

The expenses related to the Reorganization (excluding brokerage costs, if any), including the costs associated with the delivery of this Prospectus/Proxy Statement, are anticipated to be approximately $85,000. These expenses will be split evenly between the Acquired Fund, Acquiring Fund, and DMC.

What are the tax consequences of the Reorganization?

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the Code), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account.

Each Fund has elected and qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code and the Acquiring Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Code for its taxable year that includes the Closing Date.

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Neither the Acquired Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of a Reorganization. Based on certain assumptions and customary representations to be made on behalf of the Acquired Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trusts’ legal counsel) will, as a condition to the closing of the Reorganization, provide a legal opinion to the effect that, for federal income tax purposes, (i) Acquired Fund shareholders will not recognize any gain or loss as a result of the exchange of their shares of the Acquired Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Acquired Fund’s assets, (iii) the Acquired Fund will not recognize any gain or loss upon the transfer of its Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Acquired Fund, (iv) the basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Acquired Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by the Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but the IRS or the courts were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Acquired Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Acquired Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Acquired Fund Dividend Distribution. Prior to the closing of the Reorganization, the Acquired Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the

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Reorganization. Each shareholder should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

General Limitation on Capital Losses. Assuming the Reorganization qualifies as a tax-free reorganization, as expected, the Acquiring Fund will succeed to the capital loss carryovers, if any, of its Acquired Fund upon the closing of the Reorganization for federal income tax purposes. Capital losses of a Fund may be carried forward indefinitely to offset future capital gains. The capital loss carryovers of the Acquired Fund and its Acquiring Fund will be available to offset future gains recognized by the combined Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to a combined Acquiring Fund and its shareholders post-closing. First, a Fund’s capital loss carryovers are subject to an annual limitation if a Fund undergoes a more than 50% change in ownership. The actual annual limitation will equal the aggregate NAV of the smaller Fund in a Reorganization on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation will be increased by the amount of any built-in gain (i.e., unrealized appreciation in the value of investments of the smaller Fund on the Closing Date that is recognized in a taxable year). Second, if a Fund has net unrealized built-in gains at the time of a Reorganization that are realized by the combined Acquiring Fund in the five-year period following the Reorganization, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund. Third, the capital losses of a Acquired Fund that may be used by its Acquiring Fund (including to offset any “built-in gains” of the Acquired Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquired Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year. The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the Acquired Fund’s aggregate capital loss carryovers following the Reorganization are as follows:

	Macquarie Large Cap Value Portfolio as of October 31, 2020	Delaware Value® Fund as of November 30, 2020
Aggregate Capital Loss Carryovers	($3,227,660)	none
Net Unrealized Appreciation/(Depreciation) on a Tax Basis	($217,032)	$ 2,974,203,535
Net Assets	$38,121,688	$ 10,425,672,251
Approximate Annual Limitation for Capital Losses*	$575,637	n/a

*Based on the long-term tax-exempt rate for ownership changes during April 2021 of 1.51%. The actual limitation will equal the aggregate NAV of the Acquired Fund on the Closing Date multiplied by the long-term tax-exempt rate for ownership changes during the month in which the Reorganization closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the Acquired Fund on the Closing Date that is recognized in a taxable year.

Appreciation in Value of Investments. Shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the combined Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, if the Acquiring Fund, following the Reorganization, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Acquired Fund, shareholders of the Acquired Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Reorganization had not occurred. The unrealized depreciation in value of investments as a percentage of its net asset value at Oct. 31, 2020 was (0.57%) for the Acquired Fund and the unrealized appreciation in value of investments as a percentage of its net asset value at Nov. 31, 2020 was approximately 28.53% for the Acquiring Fund; unrealized appreciation of 28.42% for the combined fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had if the Reorganization had not occurred.

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General. You should consult your tax advisor regarding the effect to you, if any, of the Reorganization and any related activities described above in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization and any related activities because this discussion is only a general summary of certain the federal income tax consequences.

What should I know about shares of the Acquired Fund and Acquiring Fund?

If approved by Acquired Fund shareholders, upon the Closing of the Reorganization, Acquired Fund shares will merge with and into Acquiring Fund shares as follow:

Acquired Fund/Classes	Acquiring Fund/Classes
Macquarie Large Cap Value Portfolio, a series of Delaware Pooled® Trust	Delaware Value® Fund, a series of Delaware Group® Equity Funds II
Portfolio Shares	Class R6

Acquired Fund shareholders will receive shares at net asset value of the Acquiring Fund. The different fees and expenses of each Class are provided above in the section “What are the fees and expenses of each Fund and what are the anticipated fees and expenses after the Reorganization?”

Full and fractional Acquiring Fund shares will be distributed to shareholders of the Acquired Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. Acquiring Fund shares will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund shares to be issued in the course of the Reorganization have the same rights and privileges as your shares of the Acquired Fund.

Like the Acquired Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A shareholder meeting may also be called at any time by the Chairman, the President of a Trust, in the absence of the Chairman, or any Vice President or other authorized officer of a Trust, in the absence of the Chairman and the President.

Capital Structure. Each Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with each Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of the Fund. Shareholders of the Acquiring Fund’s Class R6 shares may not vote on any matter that affects the Acquiring Fund’s Class A, Class C, and Class R shares’ (collectively, the “Retail Classes”) distribution plans under Rule 12b-1. Similarly, as a general matter, shareholders of the Retail Classes may vote only on matters affecting their respective Class, including the Retail Classes’ Rule 12b-1 Plans that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Acquiring Fund. General expenses of the Acquiring Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes.

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What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The following table sets forth, as of May 31, 2021, the separate capitalizations of Macquarie Large Cap Value Portfolio (Acquired Fund) and Delaware Value® Fund (Acquiring Fund), and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Reorganization. The capitalization of the Acquiring Fund is likely to be different if and when the Reorganization is actually consummated.

	Acquired Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1]		Acquiring Fund after Reorganization[1] (estimated) (unaudited)
Net assets (all classes)	$51,909,252.33	$11,280,934,940.19	$		$11,332,844,192.52
Total shares outstanding	2,635,209.21	452,810,525.07		(552,173.40)	454,893,560.88

Class A net assets	N/A	$1,689,878,384.79			$1,689,878,384.79
Class A shares outstanding	N/A	67,824,367.16			67,824,367.16
Class A net asset value per share	N/A	$24.92			$24.92

Class C net assets	N/A	$306,689,555.48			$306,689,555.48
Class C shares outstanding	N/A	12,330,650.46			12,330,650.46
Class C net asset value per share	N/A	$24.87			$24.87

Class R net assets	N/A	$56,982,278.97			$56,982,278.97
Class R shares outstanding	N/A	2,288,771.32			2,288,771.32
Class R net asset value per share	N/A	$24.90			$24.90

Class R6 net assets	N/A	$1,281,164,181.10		$51,909,252.33	$1,333,073,433.43
Class R6 shares outstanding	N/A	51,421,387.79		2,083,035.81	53,504,423.60
Class R6 net asset value per share	N/A	$24.92			$24.92

Institutional Class/Portfolio Class net assets	$51,909,252.33	$7,946,220,539.85		$(51,909,252.33)	$7,946,220,539.85
Institutional Class/Portfolio Class shares outstanding	2,635,209.21	318,945,348.33		(2,635,209.21)	318,945,348.33
Institutional Class/Portfolio Class net asset value per share	19.7	$24.91			$24.91

1 Reflects the conversion of Acquired Fund shares for Acquiring Fund shares as a result of the Reorganization.

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Do the Trustees and Officers own shares of the Funds?

As of May 28, 2021, the officers and Trustees of the Acquired Trust directly owned less than 1% of the outstanding shares of each Class of the Acquired Fund.

As of May 28, 2021, the officers and Trustees of the Acquiring Trust directly owned less than 1% of the outstanding shares of each Class of the Acquiring Fund.

Who are the control persons and owners of record or beneficially 5% or more of any class of a Fund’s outstanding equity securities?

As of May 28, 2021, DMC believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. DMC does not have knowledge of beneficial owners.

Fund Name	Name and Address of Account	Percentage
MACQUARIE LARGE CAP VALUE PORTFOLIO	WELLS FARGO BANK NA FBO GMC FUND DEP-LOOMIS PO BOX 1533 MINNEAPOLIS MN 55480-1533	86.03%
MACQUARIE LARGE CAP VALUE PORTFOLIO	WELLS FARGO BANK NA FBO EDUCATIONQUEST FOUNDATION PO BOX 1533 MINNEAPOLIS MN 55480-1533	13.97%
DELAWARE VALUE FUND CLASS A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	18.77%
DELAWARE VALUE FUND CLASS A	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	6.44%
DELAWARE VALUE FUND CLASS A	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.95%
DELAWARE VALUE FUND CLASS A	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.26%
DELAWARE VALUE FUND CLASS C	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.65%
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DELAWARE VALUE FUND CLASS C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	16.67%
DELAWARE VALUE FUND CLASS C	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	15.91%
DELAWARE VALUE FUND CLASS C	AMERICAN ENTERPRISE INVESTMENT SVC 707 2ND AVE SOUTH MINNEAPOLIS MN 55402-2405	8.26%
DELAWARE VALUE FUND CLASS C	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	7.16%
DELAWARE VALUE FUND CLASS C	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.02%
DELAWARE VALUE FUND CLASS C	UBS WM USA SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	6.26%
DELAWARE VALUE FUND CLASS C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33739	5.90%
DELAWARE VALUE FUND CLASS C	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	5.51%
DELAWARE VALUE FUND CLASS I	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	18.80%
DELAWARE VALUE FUND CLASS I	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	17.41%
DELAWARE VALUE FUND CLASS I	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	12.47%
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DELAWARE VALUE FUND CLASS I	MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	11.74%
DELAWARE VALUE FUND CLASS R	STATE STREET BANK AND TRUST TTEE AND/OR CUSTODIAN (FBO) ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901	37.47%
DELAWARE VALUE FUND CLASS R	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS O ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	16.60%
DELAWARE VALUE FUND CLASS R	RELIANCE TRUST COMPANY FBO MASSMUTUAL DMF P.O. BOX 48529 ATLANTA GA 30362	5.01%
DELAWARE VALUE FUND CLASS R6	CHARLES SCHWAB & CO INC SPEC CUSTODY ACCT FOR THE EXCL BNFT OF CUSTS ATTN MUT FDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	14.26%
DELAWARE VALUE FUND CLASS R6	NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	8.26%
DELAWARE VALUE FUND CLASS R6	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD, MA 02090	7.75%
DELAWARE VALUE FUND CLASS R6	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE EAST, 2ND FL JACKSONVILLE FL 32246-6484	6.64%

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the Acquired Fund is required to approve the Plan. Each Acquired Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the Acquired Fund held at the close of business on May 28, 2021 (the Record Date). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

33-1/3% of the Acquired Fund’s shares present in person or represented by proxy and entitled to vote at the Meeting shall constitute a quorum. Under relevant state law and the Acquired Fund’s Agreement and Declaration of Trust, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with

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respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting. Thus, under the Acquired Fund’s Agreement and Declaration of Trust, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present, but will have the same effect as a vote against the Plan. However, it is the Acquired Fund’s understanding that because broker-dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the matters expected to be presented at the Meeting, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

Due to the coronavirus (COVID-19) outbreak and to support the health and well-being of our shareholders, employees, and community, the Meeting will be conducted via audio teleconference. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Acquired Fund shares as of the Record Date, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Acquired Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email Di Costa Partners at meetinginfo@dicostapartners.com no later than 2:00pm Eastern Time on Aug. 19, 2021 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to Di Costa Partners at meetinginfo@dicostapartners.com and put “Legal Proxy” in the subject line. Di Costa Partners will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call Di Costa Partners at the phone number provided above.

If you do not expect to be present at the Meeting via audio teleconference and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card. If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the proposals. If your proxy is properly executed and returned and no choice is specified on the proxy card with respect to the proposals, the proxy will be voted “FOR” the Plan for your Acquired Fund and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting or adjournment of the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via audio teleconference and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via audio teleconference does not, in itself, revoke a proxy.

May I revoke my proxy?

Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet

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or by attending the Meeting via audio teleconference and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via audio teleconference and vote or legally appoint another proxy to vote on your behalf.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than that described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of the Manager.

Who is entitled to vote?

Shareholders of record of the Acquired Fund on the Record Date will be entitled to vote at the Meeting. The following table shows the number of shares of the Acquired Fund as of the Record Date:

How will proxies be solicited?

Di Costa Partners, a professional proxy solicitation firm (the Solicitor), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $2,000, plus expenses. The Acquired Fund expect that the solicitation will be primarily by mail. As the date of the Meeting approaches, however, certain Acquired Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Acquired Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Acquired Fund believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means. If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement. Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement. The Solicitor representative will record the shareholder’s instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

The Acquired Fund will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record. The Acquired Fund may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition, certain officers and representatives of the Acquired Fund or their affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone or personally.

The Acquired Fund expects that, before the Meeting, broker-dealer firms holding shares of the Acquired Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Acquired Fund understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

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Are there dissenters’ rights?

If the Reorganization are approved at the Meeting, shareholders of the Acquired Fund will not have the right to dissent and obtain payment of the fair value of their shares because the Acquired Fund’s Agreement and Declaration of Trust and By-Laws do not provide for them. Shareholders of the Acquired Fund, however, will be able to redeem or exchange shares of the Acquired Fund at NAV until the Closing Date of the Reorganization. After the Reorganization, shareholders may redeem the Acquiring Fund shares.

MORE INFORMATION ABOUT THE FUNDS

Service Providers. The Funds use the same service providers as described below:

•	Transfer Agent: Delaware Investments® Fund Services Company (DIFSC), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie.
•	Subtransfer Agent: BNY Mellon Investment Servicing (US) Inc. (BNYMIS) provides subtransfer agency services to the Funds.
•	Fund Accountants: The Bank of New York Mellon (BNY Mellon), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds’ NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data.
•	Custodian: BNY Mellon is the custodian of each Fund’s securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund’s portfolio securities.
•	Legal Counsel: Stradley Ronon Stevens & Young, LLP serves as the Trusts’ legal counsel.
•	Independent Registered Public Accountants: PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for each Trust.
•	Securities Lending Agent: BNY Mellon serves as the Funds’ securities lending agent.

For a more detailed description of the Funds’ services providers, see the Funds’ Prospectuses and SAIs.

Additional Information.

The following information about the Acquiring Fund and Acquired Fund is incorporated herein by reference and considered a part of this Prospectus/Proxy Statement: (i) the Acquired Fund’s Prospectus dated Feb. 26, 2021 (File No. 033-40991) and (ii) the SAI dated Aug. 9, 2021 (relating to this Prospectus/Proxy Statement), which have been filed with the SEC.

More information about the Acquiring Fund is included in: (i) Delaware Value Fund’s Prospectus dated March 30, 2021; (ii) Delaware Value® Fund’s SAI dated March 30, 2021, relating to the Acquiring Fund’s Prospectus; (iii) Delaware Value Fund’s Annual Report to Shareholders for the fiscal year ended Nov. 30, 2020; and (iv) Delaware Value Fund’s Semiannual Report to Shareholders for the period ended May 31, 2020. More information about the Acquired Fund is included in: (i) the Acquired Fund’s SAI dated Feb. 26, 2021, related to the Acquired Fund Prospectus; (ii) the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended Oct. 31, 2020; and (iii) the Acquired Fund’s Semiannual Report to Shareholders for the period ended April 30, 2021.

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You may request free copies of the Statements of Additional Information (including any supplements), the Prospectuses, the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC through our website at delawarefunds.com/literature; by writing or calling your financial advisor or by calling toll-free at 800 523-1918.

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statements. Reference is hereby made to the Registration Statements and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares they offer. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, proxy and information statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call 202 551-8090 for hours of operation) and regional offices of the SEC. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

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EXHIBITS TO

PROSPECTUS/PROXY STATEMENT

Exhibit

A	Form of Agreement and Plan of Reorganization
B	Financial Highlights
44

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [__] day of [_______], 2021 by and among (i) each of the Delaware Funds by Macquarie open-end registered investment companies identified as a Target Entity on Exhibit A hereto (each a “Target Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each a “Target Fund”); (ii) each of the Delaware Funds by Macquarie open-end registered investment companies identified as an Acquiring Entity on Exhibit A hereto (each an “Acquiring Entity”), separately on behalf of its respective series identified on Exhibit A hereto (each an “Acquiring Fund”); and (iii) Delaware Management Company, a series of Macquarie Investment Management Business Trust (“DMC”), with respect to Section 9.1 only.

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);

WHEREAS, each Target Entity and each Acquiring Entity is an open-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.         DESCRIPTION OF THE REORGANIZATIONS

1.1.      It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2.      Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, each Target Entity and its corresponding Acquiring Entity agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

(a)          The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

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(b)          The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”). For the avoidance of doubt, any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder.

(c)          The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”). If prior to the Closing Date the Acquiring Entity identifies a liability that the Acquiring Entity and the Target Entity mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Entity and the Target Entity at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

(d)          As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)          Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

(f)          Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

(g)          Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

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2.         VALUATION

2.1.      With respect to each Reorganization:

(a)          The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Entity’s board of trustees (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

(b)          The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.

(c)          The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

(d)          All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

3.         CLOSING AND CLOSING DATE

3.1.      Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the "Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

3.2.      With respect to each Reorganization:

(a)          The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section

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with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

(b)          The Target Entity shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Entity will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

(c)          At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(d)          The Target Entity shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)          In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Entity or the Target Entity, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.          REPRESENTATIONS AND WARRANTIES

4.1.      With respect to each Reorganization, the applicable Target Entity, on behalf of the Target Fund, represents and warrants to the corresponding Acquiring Entity and Acquiring Fund as follows:

(a)          The Target Entity is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Entity’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Entity;

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(b)          The Target Entity is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

(c)          No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Entity of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

(d)          Except as disclosed to the Acquiring Entity, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)          Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are segregated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);

(g)          Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Entity is a party or by which it is bound;

(h)          Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Entity, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.

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(i)          The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)          Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k)          On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l)          The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before

50

the Closing Date. The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund, will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

(m)          All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Entity, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(n)          The Target Entity, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Entity and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)          The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(p)          The Target Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q)          The Target Fund has no unamortized or unpaid organizational fees or expenses;

(r)          The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

(s)          The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method

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of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

(t)          The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

4.2.      With respect to each Reorganization, the applicable Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the corresponding Target Entity and Target Fund as follows:

(a)          The Acquiring Fund is duly organized as a series of the Acquiring Entity, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b)          The Acquiring Entity is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c)          No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

(d)          The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Acquiring Fund’s prospectus and statement of additional information;

(f)          The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Entity’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Entity is a party or by which it is bound;

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(g)          Except as set forth on Schedule 4.2(g), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

(h)          The financial statements of the Acquiring Fund (including its predecessor fund, if any) for the Acquiring Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Acquiring Fund’s prospectus or statement of additional information included in the Acquiring Fund’s registration statement on Form N-1A. To the knowledge of the Acquiring Fund, such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquiring Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i)          Since the last day of the Acquiring Fund’s (including its predecessor fund, if any) most recently completed fiscal year, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)          On the Closing Date, all material Tax Returns of the Acquiring Fund (including its predecessor fund, if any) required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Acquiring Fund’s knowledge, no such Tax Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the financial statements of the Acquiring Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements;

(k)          The Acquiring Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Acquiring Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and has satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(l)          All issued and outstanding Acquiring Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Acquiring Entity and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(m)          The Acquiring Entity, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Entity, on behalf of

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the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)          The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Entity;

(o)          The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(p)          The Acquiring Entity is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

4.3.      With respect to each Reorganization, the Target Entity, on behalf of the Target Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, represent and warrant as follows:

(a)          For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

(b)          The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

(c)          No expenses incurred by the Target Fund or on its behalf in connection with the Reorganization will be paid or assumed by the Acquiring Fund or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund shares will be transferred to the Target Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

5.         COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1.      With respect to each Reorganization:

(a)          The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

(b)          If required by the 1940 Act or other applicable law, the Target Entity will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein.

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(c)          The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

(4)          The Target Entity, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

(5)          Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(6)          As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

(7)          If reasonably requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(8)          The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

(9)          It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(10)          Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

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(11)          The Target Entity, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.

(l)          The limited contingent deferred sales charge (“CDSC”) applicable to Class A of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

6.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

6.1.      With respect to each Reorganization, the obligations of the Target Entity, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Entity’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)          All representations and warranties of the Acquiring Fund and the Acquiring Entity contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)          The Acquiring Entity shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and

(c)          The Acquiring Entity and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity and the Acquiring Fund, on or before the Closing Time.

7.         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1.      With respect to each Reorganization, the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)          All representations and warranties of the Target Entity and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

(b)          The Target Entity shall have delivered to the Acquiring Entity on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

56

(3)          If requested by the Acquiring Fund, the Target Entity, on behalf of the Target Fund, shall have delivered to the Acquiring Entity (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Entity, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(f);

(4)          The Target Entity shall have delivered to the Acquiring Entity as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

(5)          The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Entity, as applicable;

(6)          The Target Entity and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Entity and the Target Fund, on or before the Closing Time;

(7)          The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

(8)          The Target Entity, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Entity such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Entity may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

(9)          The Acquiring Entity shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received;

57

8.         FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Entity or Target Entity, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.      The Agreement and transactions contemplated herein shall have been approved by the board of trustees of each of the Target Entity and Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

8.2.      If required by the 1940 Act or other applicable law, this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of a Target Fund in accordance with the provisions of the Target Entity’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

8.3.      On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Entity’s or the Acquiring Entity’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

8.4.      All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.      The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6.      The Target Entity (on behalf of each Target Fund) and the Acquiring Entity (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Target Entity and the Acquiring Entity, as to the matters set forth on Schedule 8.6. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Target Entity, the Acquiring Entity and others, and the officers of the Target Entity and the Acquiring Entity shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Stradley Ronon appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Target Entity may waive the conditions set forth in this paragraph 8.6.

9.         EXPENSES

9.1.      With respect to each Reorganization, the applicable Target Fund, its corresponding Acquiring Fund and DMC will each pay one-third of the costs associated with such Reorganization.

58

10.       FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND

10.1.    After the Closing Date, except as otherwise agreed to by the parties, the Target Entity shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Entity with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1.    The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.       TERMINATION

                This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to one or more (or all) Reorganizations by mutual agreement of the parties.

13.       AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14.       HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.    The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3.    This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4.    This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5.    It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Entity or the applicable Acquiring Entity, respectively. The execution and delivery by such officers of this Agreement or any certificates or other documentation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

59

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.

Delaware Group Equity Funds IV Delaware Pooled Trust, each on behalf of its respective series identified on Exhibit A hereto By: _________________________________ Name: Title:

Delaware Group Government Funds

Delaware Group Equity Funds II

Delaware Group Income Funds

Delaware Group Limited-Term
  Government Funds,
each on behalf of its respective series
   identified on Exhibit A hereto

By:  _________________________________

        Name:

        Title:

With respect to Section 9.1 only, Delaware Management Company, a series of Macquarie Investment Management Business Trust By: _________________________________ Name: Title:
1

EXHIBIT A

CHART OF REORGANIZATIONS

TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET ENTITY	ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING ENTITY	CLOSING DATE

Delaware Strategic Income II Fund, a series of Delaware Group Equity Funds IV	Delaware Strategic Income Fund, a series of Delaware Group Government Funds
Class A	Class A
Institutional	Institutional Class

Delaware Floating Rate II Fund, a series of Delaware Group Equity Funds IV	Delaware Floating Rate Fund, a series of Delaware Group Income Funds
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Delaware Limited Duration Bond Fund, a series of Delaware Group Equity Funds IV	Delaware Limited-Term Diversified Income Fund, a series of Delaware Group Limited-Term Government Funds
Class A	Class A
Class R6	Class R6
Institutional	Institutional Class

Macquarie Large Cap Value Portfolio, a series of Delaware Pooled Trust	Delaware Value Fund, a series of Delaware Group Equity Funds II
Portfolio Shares	Class R6

2

Schedule 1.2(b)

Excluded Assets

[None]

3

Schedule 1.2(c)

Excluded Liabilities

[None]

4

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

[None]

5

Schedule 4.1(t)

Target Fund Tax Returns

[None]

6

Schedule 4.2(g)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

[None]

7

Schedule 8.6

Tax Opinions

(i)          The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii)          No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii)          No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv)          No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v)          The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi)          The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii)          No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii)          The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix)          The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x)          For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

8

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in each Fund’s annual report, which is available upon request by calling 800 523-1918. The information for the six-month period ended April 30, 2021 for Macquarie Large Cap Value Portfolio is unaudited.

Financial highlights

Macquarie Large Cap Value Portfolio

Portfolio Class shares	Six months ended 4/30/21[1] (Unaudited)	10/31/20	10/31/19	10/31/18	10/31/17	Year ended 10/31/16
Net asset value, beginning of period	$14.75	$24.35	$27.03	$28.54	$26.39	$27.30

Income (loss) from investment operations:
Net investment income[2]	0.14	0.34	0.46	0.46	0.47	0.51
Net realized and unrealized gain (loss)	4.68	(1.67)	0.83	1.97	3.09	1.19
Total from investment operations	4.82	(1.33)	1.29	2.43	3.56	1.70

Less dividends and distributions from:
Net investment income	(0.34)	(0.73)	(0.51)	(0.66)	(0.51)	(0.56)
Net realized gain	—	(7.54)	(3.46)	(3.28)	(0.90)	(2.05)
Total dividends and distributions	(0.34)	(8.27)	(3.97)	(3.94)	(1.41)	(2.61)

Net asset value, end of period	$19.23	$14.75	$24.35	$27.03	$28.54	$26.39

Total return[3]	32.96%[4]	(10.30%)[4]	6.70%[4]	9.00%	13.83%	7.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,672	$38,122	$47,833	$106,831	$168,868	$217,128
Ratio of expenses to average net assets[5]	0.70%	0.70%	0.70%	0.70%	0.66%	0.65%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.84%	0.75%	0.70%	0.66%	0.65%
Ratio of net investment income to average net assets	1.63%	2.08%	1.93%	1.68%	1.74%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.49%	1.94%	1.88%	1.68%	1.74%	1.97%
Portfolio turnover	24%	24%	23%	16%	23%	13%

[1]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Portfolio invests.
9

Financial highlights

Delaware Value® Fund

Class R6 shares	Six months ended 5/31/21 (Unaudited)[2]	11/30/20	11/30/19	11/30/18	Year ended 11/30/17	5/2/16[1] to 11/30/16
Net asset value, beginning of period	$21.14	$22.45	$22.30	$21.64	$19.57	$18.49

Income (loss) from investment operations:
Net investment income[3]	0.19	0.45	0.44	0.39	0.36	0.22
Net realized and unrealized gain (loss)	3.95	(0.64)	1.01	1.19	2.23	1.04
Total from investment operations	4.14	(0.19)	1.45	1.58	2.59	1.26

Less dividends and distributions from:
Net investment income	(0.23)	(0.45)	(0.43)	(0.40)	(0.36)	(0.18)
Net realized gain	(0.14)	(0.67)	(0.87)	(0.52)	(0.16)	—
Total dividends and distributions	(0.37)	(1.12)	(1.30)	(0.92)	(0.52)	(0.18)

Net asset value, end of period	$24.91	$21.14	$22.45	$22.30	$21.64	$19.57

Total return[4]	19.86%	(0.57%)	7.48%	7.46%	13.45%	6.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,282,294	$1,121,302	$1,162,129	$582,092	$276,328	$4,650
Ratio of expenses to average net assets[5]	0.58%	0.58%	0.58%	0.58%	0.60%	0.62%
Ratio of net investment income to average net assets	1.69%	2.28%	2.03%	1.79%	1.78%	2.01%
Portfolio turnover	15%	25%	16%	20%	16%	9%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Ratios have been annualized and total return and portfolio turnover have not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the entire period.
10

PO Box 9206, Canton, MA 02021-9905

Please detach at perforation before mailing.

MACQUARIE LARGE CAP VALUE PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS
AUGUST 20, 2021

The undersigned, having received notice of the August 20, 2021 Special Meeting of Shareholders (the Meeting) of Macquarie Large Cap Value Portfolio (Acquired Fund), a series of Delaware Pooled® Trust (Trust), and the related Prospectus/ Proxy Statement, hereby appoints Michael E. Dresnin, Emilia P. Wang, and Kathryn R. Williams, as proxies, each with full power of substitution and revocation, to represent the undersigned and to vote all shares of the Acquired Fund that the undersigned is entitled to vote at the Meeting to be held via audio teleconference on August 20, 2021 at 12:30p.m. Eastern Time, and any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares previously given. This instruction may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Secretary of the Trust or by voting via audio teleconference at the Meeting.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable	Sign in the box above
Date

Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and when more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

100085_0821

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be
held on August 20, 2021.

The proxy statement for this meeting is available at www.eproxyaccess.com/mlcvp2021

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board of Trustees of Delaware Pooled® Trust. It will be voted as specified.
If no specification is made, this proxy shall be voted FOR each applicable proposal. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization (the Plan) between Macquarie Large Cap Value Portfolio and Delaware Value® Fund, that provides for: (i) the acquisition of substantially all of the assets of Macquarie Large Cap Value Portfolio by Delaware Value Fund in exchange solely for shares of Delaware Value Fund; (ii) the distribution of such shares to the shareholders of Macquarie Large Cap Value Portfolio; and (iii) the complete liquidation and dissolution of Macquarie Large Cap Value Portfolio.	☐	☐	☐

100085_0821

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated Aug. 9, 2021

Acquisition of the Assets of:
Macquarie LARGE CAP VALUE Portfolio (a series of Delaware Pooled® Trust)
By and in exchange for shares of:
Delaware VALUE Fund (a series of Delaware Group® Equity Funds II)

Delaware Funds® by Macquarie

100 Independence, 610 Market Street

Philadelphia, Pennsylvania 19106-2354

800 523-1918

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated Aug. 9, 2021 (the “Prospectus/Proxy Statement”) relating to the reorganization (the “Reorganization”) of Macquarie Large Cap Value Portfolio (the “Acquired Fund”), a series of Delaware Pooled Trust, into Delaware Value Fund (the “Acquiring Fund”), a series of Delaware Group Equity Funds II.

The Prospectus/Proxy Statement relating to the above referenced matter may be obtained without charge from Delaware Pooled Trust, on behalf of Macquarie Large Cap Value Portfolio, by calling the telephone number above or by writing to Delaware Pooled Trust at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354; or from Delaware Group Equity Funds II, on behalf of Delaware Value Fund, by calling the telephone number above or by writing to Delaware Group Equity Funds II at: P.O. Box 9876 Providence, RI 02940-8076 (regular mail) or 4400 Computer Drive Westborough, MA 01581-1722 (overnight courier service).

1

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

GENERAL INFORMATION	3

INCORPORATION OF DOCUMENTS BY REFERENCE	3

SUPPLEMENTAL FINANCIAL INFORMATION	6
2

GENERAL INFORMATION

The Board of Trustees (“Board”) of each of Delaware Pooled Trust and Delaware Group Equity Funds II reviewed and approved an Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Acquired Fund with and into the Acquiring Fund. The Boards determined that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

The Acquired Fund is a series of Delaware Pooled Trust (the “Acquired Trust”) and the Acquiring Fund is a series of Delaware Group Equity Funds II (the “Acquiring Trust”).

Pursuant to the Plan, the reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the acquisition by the Acquiring Trust, on behalf of the Acquiring Fund, of all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, with no par value, of Class R6 shares of the Acquiring Fund; (ii) the assumption by the Acquiring Trust, on behalf of the Acquiring Fund, of the liabilities of the Acquired Fund as set forth in the Plan; (iii) the distribution of Class R6 shares of the Acquiring Fund to the shareholders of the Acquired Fund according to their respective interests in complete liquidation of the Acquired Fund; and (iv) the dissolution of the Acquired Fund as soon as practicable after the closing, all upon and subject to the terms and conditions of the Plan.

Further information is included in the Prospectus/Proxy Statement and in the documents, listed below, that are incorporated by reference into this SAI.

INCORPORATION OF DOCUMENTS BY REFERENCE

This SAI, relating specifically to the Reorganization consists of this document and the following described documents, each of which is incorporated by reference herein:

ACQUIRED FUND

•	Statement of Additional Information dated Feb. 26, 2021 for Delaware Pooled Trust, with respect to Macquarie Large Cap Value Portfolio (filed via EDGAR on Feb. 25, 2021, Accession No. 0001145443-21-000173).
•	Supplement dated April 30, 2021 to the Statement of Additional Information, for Delaware Pooled Trust, with respect to Macquarie Large Cap Value Portfolio (filed via EDGAR on April 30, 2021, Accession No. 0001137439-21-000370).
•	The audited financial statements and related report of the independent public accounting firm included in the Delaware Pooled Trust Annual Report to Shareholders for the fiscal year ended Oct. 31, 2020, with respect to Macquarie Large Cap Value Portfolio (filed via EDGAR on Jan. 7, 2021, Accession No. 0001206774-21-000037).
•	Delaware Pooled Trust’s Semiannual Report to Shareholders for the period ended April 30, 2021 with respect to Macquarie Large Cap Value Portfolio (filed via EDGAR on July 8, 2021, Accession No. 0001206774-21-001661).

ACQUIRING FUND

•	Statement of Additional Information dated March 30, 2021 for Delaware Group Equity Funds II, with respect to Delaware Value Fund (filed via EDGAR on March 29, 2021, Accession No. 0001145443-21-000238).
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•	Supplement dated April 30, 2021 to the Statement of Additional Information, for Delaware Equity Funds II, with respect to Delaware Value Fund (filed via EDGAR on April 30, 2021, Accession No. 0001137439-21-000370).
•	The audited financial statements and related report of the independent public accounting firm included in the Delaware Group Equity Funds II Annual Report to Shareholders for the fiscal year ended Nov. 30, 2020, with respect to Delaware Value Fund (filed via EDGAR on Feb. 5, 2021, Accession No. 0001206774-21-000302).

SUPPLEMENTAL FINANCIAL INFORMATION

Tables showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, are included in the “INFORMATION ABOUT THE FUNDS” section of the Prospectus/Proxy Statement.

The Reorganization will not result in any material changes to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, following the Reorganization, changes to the Acquiring Fund’s portfolio are expected to be made. There is no anticipated repositioning of the Acquired Fund prior to the Reorganization.

Additionally, there are no material differences in the valuation, tax, or accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

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